UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 30, 2024 (May 23, 2024)

TEXAS MINERAL RESOURCES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-53482	87-0294969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 El Paso St.

Sierra Blanca, TX 79851

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (915) 369-2133

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Mineral Exploration and Option Agreement

On May 23, 2024, Standard Silver Corp. (“Standard Silver”), a wholly-owned subsidiary of Texas Mineral Resource Corp. (the “Company”), entered into amendment No. 1 (“Amendment”) to the Mineral Exploration and Option Agreement dated October 7, 2021 (“Mineral Exploration and Option Agreement”) by and between Standard Silver and Santa Fe Gold Corporation (“Santa Fe”). Under terms of the Amendment, the primary modifications were changes to the defined terms of (i) “project area” which has been expanded from 80 contiguous acres to encompass the area within the mining claims, as identified in the Mineral Exploration and Option Agreement, and area of interest which is approximately 1,600 acres, (ii) “feasibility study” which now provides that this study will be an assessment by Standard Silver of the technical and economic practicality of conducting mining operations within the project area identified by Standard Silver sufficient to pursue project financing, which the parties will jointly pursue through mutual best efforts to achieve a financing facility, and (iii) “examination period” which has been modified to be the period of time during which Standard Silver analyzes the potential of the project area. The Amendment also modified certain provisions to reflect the changed defined terms and rights and obligations associated therewith. Additionally, Santa Fe agreed not to transfer all or any portion of its mining claims, as identified in the Mineral Exploration and Option Agreement, without providing Standard Silver a right of first refusal to purchase such properties.

The foregoing description of the agreement is qualified in its entirety by reference to the text of the Amendment, a copy of which the Company is filed herewith as Exhibit 10.1.

Item 8.01	Other Events.

The Company issued a press release on May 30, 2024 announcing the entry into the Amendment with Santa Fe, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Amendment to the Mineral Exploration and Option Agreement dated as of May 23, 2024 by and among Standard Silver Corp. and Santa Fe Gold Corp.
99.1*	Press Release issued by Texas Mineral Resources Corp. on May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Date: May 30, 2024	By:	/s/ Wm. Chris Mathers
Name: Wm. Chris Mathers
Title: Chief Financial Officer

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